                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                            -------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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  800 Nicollet Mall
Minneapolis, Minnesota                                           55402
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)
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                              Raymond S. Haverstock
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3909
            (Name, address and telephone number of agent for service)

                             Ashton Woods USA L.L.C.
                                       And
                            Ashton Woods Finance Co.
                     (Issuer with respect to the Securities)


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Nevada                                                          78-2721881

Delaware                                                        20-3548058

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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)
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1080 Holcomb Bridge Road
Building 200, Suite 350
Roswell, GA                                                       30076
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(Address of Principal Executive Offices)                        (Zip Code)
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                     9.5% SENIOR SUBORDINATED NOTES DUE 2015
                       (TITLE OF THE INDENTURE SECURITIES)



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



                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Washington, D.C.

         b)       Whether it is authorized to exercise corporate trust powers.
                        Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                        None

ITEMS 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.       A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.       A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of March 31, 2005 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 21st day of November, 2005.




                                  By: /s/ Raymond S. Havestock
                                     -----------------------------------
                                          Raymond S. Haverstock
                                          Vice President



By: /s/ Laurie Howard
   -------------------
        Laurie Howard
        Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  November 21, 2005


                                   By: /s/ Raymond S. Havestock
                                       --------------------------
                                           Raymond S. Haverstock
                                           Vice President


By: /s/ Laurie Howard
    -----------------------
        Laurie Howard
        Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2005

                                    ($000'S)

                                                                       6/30/2005
                                                                      ------------
ASSETS

     Cash and Due From Depository Institutions                        $  6,450,815
     Federal Reserve Stock                                                       0
     Securities                                                         42,078,340
     Federal Funds                                                       3,154,120
     Loans & Lease Financing Receivables                               129,709,823
     Fixed Assets                                                        2,193,705
     Intangible Assets                                                  10,387,232
     Other Assets                                                        9,503,538
                                                                      ------------
         TOTAL ASSETS                                                 $203,477,573

LIABILITIES
     Deposits                                                         $128,180,426
     Fed Funds                                                          16,063,915
     Treasury Demand Notes                                                       0
     Trading Liabilities                                                   153,065
     Other Borrowed Money                                               25,358,095
     Acceptances                                                            94,841
     Subordinated Notes and Debentures                                   6,808,639
     Other Liabilities                                                   6,051,172
                                                                      ------------
     TOTAL LIABILITIES                                                $182,710,153

EQUITY
     Minority Interest in Subsidiaries                                $  1,024,947
     Common and Preferred Stock                                             18,200
     Surplus                                                            11,804,040
     Undivided Profits                                                   7,920,233
                                                                      ------------
         TOTAL EQUITY CAPITAL                                         $ 20,767,420

TOTAL LIABILITIES AND EQUITY CAPITAL                                  $203,477,573

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Raymond S. Haverstock
    ---------------------------
          Vice President

Date:  November 21, 2005


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